Supplement dated June 4, 2013
to the Prospectus, as supplemented, of the following fund:
Fund	Prospectus Dated
Columbia Funds Series Trust II
Columbia Seligman Communications & Information Fund	10/1/2012
The portfolio manager information under the section “Fund Management” in the summary section of the prospectus is superseded and replaced as follows:
Portfolio Manager	Title	Managed Fund Since
Paul Wick	Lead Portfolio Manager	1990
Richard Parower, CFA	Co-Portfolio Manager	2000
Ajay Diwan	Technology Team Member	2012
Shekhar Pramanick	Technology Team Member	June 2013
Sanjay Devgan	Technology Team Member	June 2013
The portfolio manager information under the section “More Information About the Fund-Fund Management and Compensation-Portfolio Managers” is superseded and replaced as follows:
Portfolio Manager	Title	Managed Fund Since
Paul Wick	Lead Portfolio Manager	1990
Richard Parower, CFA	Co-Portfolio Manager	2000
Ajay Diwan	Technology Team Member	2012
Shekhar Pramanick	Technology Team Member	June 2013
Sanjay Devgan	Technology Team Member	June 2013
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Wick was a Managing Director of Seligman. Mr. Wick joined Seligman in 1987. Mr. Wick began his investment career in 1987 and earned a B.A. from Duke and an M.B.A. from Duke/Fuqua.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Parower was a Managing Director of Seligman. Mr. Parower joined Seligman in 2000. Mr. Parower began his investment career in 1988 and earned a B.A. from Washington University and an M.B.A. from Columbia University.
Prior to the Investment Manager’s acquisition of Seligman in November 2008, Mr. Diwan was a Managing Director of Seligman. Mr. Diwan joined Seligman in 2001. Mr. Diwan began his investment career in 1992 and earned a B.S. from Case Western Reserve University and an M.B.A. from Columbia University.
Mr. Pramanick joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Pramanick was a principal at Elemental Capital Partners focusing on global semiconductor devices, memory, capital equipment and disk drives. Prior to that, he was a semiconductor analyst at Seasons Capital Management. Mr. Pramanick began his investment career in 1993 and earned a B.S. from the National Institute of Technology, an M.S. from the University of Oregon and a Ph.D. from North Carolina State University.
Mr. Devgan joined the Investment Manager in 2012. Prior to joining the Investment Manager, Mr. Devgan was a Vice President at Morgan Stanley providing equity research on the semiconductor industry. Prior to his work at Morgan Stanley, he was a Senior Financial Business Analyst at Cisco Systems covering operations finance, and worldwide sales finance. Mr. Devgan began his investment career in 1995 and earned a B.S. from University of California and an M.B.A. from Santa Clara University.
Shareholders should retain this Supplement for future reference.
SUP219_05_001_(06/13)